                            SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to  240.14a-11(c) or 240.14a-12

     ---------------------------------------------------------------------
                          BONRAY DRILLING CORPORATION
               (Name of Registrant as Specified In It's Charter)
               -------------------------------------------------

                                Debera T. Baker
                 (Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the approprite box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ---------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                          BONRAY DRILLING CORPORATION
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               NOVEMBER 14, 1995


     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Bonray Drilling Corporation will be held in the Conference Room at the Bonray Drilling Corporation office, 4701 Northeast 23rd Street, Oklahoma City, Oklahoma, at 9:00 a.m. on November 14, 1995, for the purpose of considering and voting upon the following matters:

     1.   Electing five (5) directors;

     2. Approving the appointment of Ernst & Young LLP as independent auditors of the Company for the ensuing year; and

     3. Such other business as may properly come before the meeting or any adjournment thereof.

     The transfer books will not be closed, but only stockholders of record at the close of business on September 25, 1995, will be entitled to notice of and to vote at the meeting. A complete list of the stockholders entitled to vote at the meeting shall be open to the examination of any stockholder, for any purpose germane to the meeting, at the offices of Bonray Drilling Corporation, 4701 Northeast 23rd Street, Oklahoma City, Oklahoma.

     You are cordially invited to attend the meeting. Even if you plan to attend, you are respectfully requested to date, sign and return the enclosed proxy at your earliest convenience in the enclosed return envelope. You may revoke your proxy at any time prior to exercise.

                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           Debera T. Baker
                                           Corporate Secretary



Oklahoma City, Oklahoma
October 6, 1995

                          BONRAY DRILLING CORPORATION
                           4701 NORTHEAST 23RD STREET
                         OKLAHOMA CITY, OKLAHOMA  73121


                                PROXY STATEMENT


              This Proxy Statement is furnished to the stockholders of Bonray Drilling Corporation (hereinafter referred to as the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Stockholders to be held November 14, 1995, and is being first mailed to the stockholders on October 6, 1995. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

              A person signing the enclosed proxy has the power to revoke it by giving notice to the Secretary in person, by written notification actually received by the Secretary, or by subsequently granting a later dated proxy relating to the same shares, at any time prior to its being exercised, or by voting in person at the meeting.

              The Company will bear the cost of soliciting proxies. Solicitation may be made by mail, telephone or telegraph or personally by officers, directors and regular employees of the Company. The Company will also reimburse brokers, other custodians, nominees and fiduciaries for their reasonable expenses for forwarding proxy material to the beneficial owners of stock. All such further solicitations will be made by employees of the Company, who will not be additionally compensated therefor, and the cost thereof will be borne by the Company.


                         VOTING SECURITIES OUTSTANDING,
                             SECURITY OWNERSHIP OF
                     MANAGEMENT AND PRINCIPAL STOCKHOLDERS

              As of September 25, 1995, 423,540 shares of common stock of the Company were issued and outstanding, and each share is entitled to one vote. Only holders of common stock of record at the close of business on September 25, 1995 will be entitled to vote at the meeting. As of September 25, 1995, Cede & Co. owned of record but not beneficially, 203,835 shares (48%) of the common stock of the Company. Cede & Co., the nominee for the Depository Trust Company, holds securities of record for participating financial institutions such as banks and brokers/dealers.

              The following table sets forth, as of September 25, 1995, the number of shares of common stock of the Company held by each person who is known to the Company to own beneficially more than 5% of the outstanding shares of the Company's common stock.

                                                        Amount and Nature
Name and Address of                                       of Beneficial                           Percent
 Beneficial Owner                                          Ownership *                            of Class
-------------------                                     ------------------                        --------
Raymond H. Hefner, Jr.                                  165,660 (1) (2) (3)                        39.1%
P. O. Box 20750
Oklahoma City, OK  73156

Bonnie B. Hefner                                        165,660 (1) (2) (3)                        39.1%
P. O. Box 20750
Oklahoma City, OK  73156

Brenda H. Burkey                                        149,040 (3) (4) (5)                        35.2%
1700 Huntington Avenue
Oklahoma City, Oklahoma  73116

Richard B. Hefner                                       148,970 (3) (6)                            35.2%
Route 3, Box 294
Seminole, Oklahoma  74868

Vici H. Heitzke                                         148,850 (3)                                35.1%
3909 Surrey Road
Edmond, Oklahoma  73013

Hefner Enterprises                                      148,850 (3)                                35.1%
P. O. Box 20750
Oklahoma City, OK  73156


*  Unless otherwise noted, the person named has sole voting and    investment
power over the shares reflected opposite his/her name.

(1) Includes 960 shares held of record by Mr. Hefner and the right to acquire beneficial ownership of 15,170 shares held by the Raymond H. Hefner, Jr. Revocable Trust, of which Mr. Hefner is settlor and sole trustee and over which Mr. Hefner has sole voting and investment power. Mrs. Hefner disclaims any beneficial interest in these shares.

(2) Includes 680 shares held by Mr. and Mrs. Hefner as joint tenants and as to which they share voting and investment power.

(3) Includes 148,850 shares held by Hefner Enterprises, a Texas general partnership, of which the managing partners are Raymond H. Hefner, Jr.; Bonnie
B. Hefner, wife of Raymond H. Hefner, Jr.; and Vici H. Heitzke, Brenda H. Burkey and Richard B. Hefner, the three adult children of Raymond H. Hefner, Jr. and Bonnie B. Hefner. The remaining general partners are Grover H. Hope,
P. O. Box 427, Addison, Texas 75001, as trustee of three trusts under trust instruments dated December 23, 1976, namely the Vici Kay Heitzke Trust, the Brenda Gay Burkey Trust and the Richard Boyd Hefner Trust, the beneficiaries of which are the three adult children of Raymond H. Hefner, Jr. and Bonnie B. Hefner; Bonnie B. Hefner and Christopher Burkey (the spouse of Brenda H. Burkey), as trustees of six trusts, the beneficiaries of which are the three minor children of Brenda H. Burkey; namely, the Christopher Conor Burkey Family Trust, the Christopher Conor Burkey Minor's Trust, the Nicole Raye Burkey Family Trust, the Nicole Raye Burkey Minor's Trust, the Natalie Ann Burkey Family Trust and the Natalie Ann Burkey Minor's Trust; and Bonnie B. Hefner and Matthew G. Heitzke (the spouse of Vici H. Heitzke), as trustees of four trusts, the beneficiaries of which are the two minor children of Vici H. Heitzke, namely, the Leah Michelle Heitzke Family Trust, the Leah Michelle Heitzke Minor's Trust, the Phillip Matthew Heitzke Family Trust and The Phillip Matthew Heitzke Minor's Trust. The business of the partnership is managed by the managing partners. All actions taken by the managing partners require the approval of at least a majority of the managing partners. Such approval must include the approval of Raymond H. Hefner, Jr., if living, or Bonnie B. Hefner, if Raymond H. Hefner, Jr. is not living. The partners all share voting and investment powers over these shares. Messrs. Hope, Burkey and Heitzke disclaim any beneficial interest in all 148,850 shares held by Hefner Enterprises.

(4)  Includes 10 shares held of record by Brenda H. Burkey, over which Brenda
H. Burkey has sole voting and investment power. Christopher H. Burkey disclaims any beneficial interest in these shares.

(5) Includes 180 shares held of record by Christopher H. Burkey, over which Christopher H. Burkey has sole voting and investment power. Brenda H. Burkey disclaims any beneficial interest in these shares.

(6) Includes 120 shares held of record by Richard B. Hefner, over which Richard B. Hefner has sole voting and investment power.

              The following table and notes thereto set forth, as of September 25, 1995, the number of shares of common stock of the Company beneficially owned by all directors and nominees for directors of the Company and all directors and officers of the Company as a group. The Company has been provided such information by its directors and officers.

                                                        Amount and Nature
Name and Address of                                      of Beneficial                            Percent
 Beneficial Owner                                          Ownership *                            of Class
------------------                                      ------------------                        --------
Raymond H. Hefner, Jr.                                     165,660 (1)                             39.1%
P. O. Box 20750
Oklahoma City, OK  73156

Richard B. Hefner                                          148,970 (2)                             35.2%
Route 3, Box 294
Seminole, Oklahoma  74868

                                                        Amount and Nature
Name and Address of                                      of Beneficial                            Percent
 Beneficial Owner                                          Ownership *                            of Class
------------------                                      ------------------                        --------
James R. Tolbert  III                                       11,590 (3)                              2.7%
2321 Belleview Terrace
Oklahoma City, Oklahoma  73118

William B. Cleary                                               -0-                                   -
1607 Dorchester Drive
Oklahoma City, Oklahoma  73120

Hobart A. Smith                                                 -0-                                   -
14 Sawmill Grove Court
The Woodlands, Texas  77380

All Officers and Directors as                              177,240                                 41.8%
     a group (11 persons)

* Unless otherwise noted, the person named has sole voting and investment over the shares reflected opposite his name.

(1) Includes 960 shares held of record by Mr. Hefner, and the right to acquire 15,170 shares held by the Raymond H. Hefner, Jr. Revocable trust, of which Mr. Hefner is settlor and sole trustee, and over which Mr. Hefner has sole voting and investment power. Mr. Hefner and his wife share voting and investment power with respect to 680 shares included above held by them as joint tenants. Mr. Hefner shares voting and investment power as to 148,850 shares included above, as hereinabove set forth in footnote (3) to the preceding table.

(2) Includes 120 shares held of record by Mr. Richard B. Hefner, of which Mr. Hefner has sole voting and investment power. Mr. Hefner shares voting and investment power as to 148,850 shares including above, as hereinabove set forth in footnote (3) to the preceding table.

(3) Mr. Tolbert disclaims any beneficial ownership of 160 shares included above, of which 10 shares are owned by his wife, 40 shares are owned by his four adult children, and 110 shares are held by S.C. Bomielle, Inc., a nominee corporation holding such shares for Mr. Tolbert's adult children. Mr. Tolbert has sole voting and investment power over the shares described above, except with respect to the shares owned by his wife, as to which he has no voting or investment power, and the 110 shares held by S.C. Bomielle, Inc., as to which he shares voting power.

                                   DIRECTORS
                 INFORMATION CONCERNING THE BOARD OF DIRECTORS
                            AND COMMITTEES OF THE BOARD


              The Company has a standing Audit Committee, the members of which are Messrs. Cleary and Smith. No meetings were held by such committee during the last fiscal year. The functions performed by such committee, which for fiscal year 1995 were performed by the Board of Directors, include nomination of the independent auditors of the Company, review of the proposed scope of the independent audits and the results thereof, review with management personnel of the independent auditors' observations on financial policy, controls and personnel, review of any significant change in accounting policy and accounting for any major transaction and review of corporate policy for avoiding conflicts of interest.

              One meeting of the Board of Directors was held during the last fiscal year and all directors with the exception of Mr. Cleary attended the meeting. The Company does not have standing Nominating or Executive Committees.

                             ELECTION OF DIRECTORS

              At the Annual Meeting of the Stockholders, five directors are to be elected to serve for one-year terms and until their respective successors are duly elected and qualified, in accordance with the provisions of the By-Laws of the Company. Because the Company does not have a standing Nominating Committee, the Board of Directors has nominated the directors to stand for election at the annual meeting. Unless a stockholder requested that voting of the proxy be withheld for any one or more of the nominees for director by so directing on the proxy card, the shares represented by the enclosed proxy will be voted for election as directors of the five nominees hereinafter named. If any nominee becomes unavailable for any reason, of if a vacancy should occur before the election (which events are not anticipated), the shares represented by the enclosed proxy may be voted for such other person as may be determined by the holders of such proxy. The affirmative vote of holders of a majority of the Company's common stock represented and voting at the annual meeting will be necessary for the election, as director, of each nominee.

                INFORMATION CONCERNING NOMINEES AND DIRECTORS

              The information appearing in the following table and discussion, with respect to principal occupation or employment during the past five years and present directorships, has been furnished to the Company by the respective nominees and directors. Messrs. Raymond H. Hefner, Jr., Cleary, Richard B. Hefner, Smith, and Tolbert are nominees for election, as directors, at this meeting, to serve for additional terms of one year. Richard B. Hefner is the son of Raymond H. Hefner, Jr. All directors are United States citizens.

                                                                       Date Term             Director
Name and Principal Occupation                               Age         Expires               Since
-----------------------------                               ---        ----------            -------
Raymond H. Hefner, Jr., Chairman                            68         Nov. 1995             March, 1980
   of the Board, of the Company;
   Managing General Partner,
   Hefner Enterprises; President,
   Bonray, Inc.

William B. Cleary, Manager,                                 74         Nov. 1995             May, 1981
   Cleary Exploration L.L.C.

Richard B. Hefner, President and                            35         Nov. 1995             October, 1990
   Chief Executive Officer of the
   Company; General Partner,
   Hefner Enterprises; Vice
   President, Bonray, Inc.

Hobart A. Smith, Vice President                             58         Nov. 1995             May, 1981
   of Smith International, Inc. and
   Consultant to the President

James R. Tolbert III, Chairman,                             60         Nov. 1995             March, 1980
   President, Chief Executive
   Officer and Treasurer of First
   Oklahoma Corporation

              Raymond H. Hefner, Jr. was elected Chairman of the Board of Directors of the Company upon its inception in March 1980. He served as Chief Executive Officer from that time until June 30, 1993. He founded Bonray Energy Corporation, a company engaged in oil and gas exploration and production and the predecessor of the Company's operations, in 1957. He served as Chairman of the Board, Chief Executive Officer and Treasurer of Bonray Energy Corporation until it's sale on November 1, 1991. Mr. Hefner also serves as President of Bonray, Inc., a privately held oil and gas investment company. Mr. Hefner served as Chairman of the Board of Liberty Bank and Trust Company of Oklahoma City, N.A., a national bank, and Vice Chairman of the Board of Liberty Bancorp, Inc., a bank holding company; and he currently serves as a director of Liberty Bancorp, Inc., Liberty Bank and Trust Company of Oklahoma City, N.A., Liberty Bank and Trust Company of Tulsa, N.A., Oklahoma Health System, Liberty Mutual Insurance Company, Liberty Life Assurance Company, and Liberty Mutual Fire Insurance Company, all national insurance companies. Mr. Hefner is also a director of Gulf Canada Resources, Ltd., headquartered in Calgary.

              William B. Cleary formed Cleary Exploration, L.L.C., an oil and gas exploration company, in January, 1993, where he serves as Manager. He was Chief Executive Officer, President and Director of Boswell Energy Corporation, Oklahoma City, Oklahoma 73118), a company engaged in oil and gas exploration and production, from July, 1976 to June, 1992.

              He is a Director of Bank of Oklahoma, N.A. and BOK Financial Corp. In 1950 he founded Cleary Petroleum Corporation and served as Chief Executive Officer of that company and its successors until 1976. (On November 1, 1973, Cleary Petroleum Corporation was acquired by W.R. Grace & Co., and in 1978, changed its name to Grace Petroleum Corporation.)

              Richard B. Hefner was elected President, Chief Operating Officer and Director of the Company in October, 1990, and on June 30, 1993, was elected Chief Executive Officer. Mr. Hefner is a general partner of Hefner Enterprises, Texas general partnership and Vice President of Bonray, Inc., a privately held oil and gas investment company. Mr. Hefner has served as Vice President and General Manager of Canadian Valley Ranch, Inc., a pure-bred livestock production company, since 1982. The address is Route 3, Box 294, Seminole, Oklahoma 74868.

              Hobart A. Smith has served in various capacities with Smith International, Inc./Smith Tool Division, a manufacturing company (P.O. Box 60068, Houston, Texas 77205), since 1965, including various sales, managerial and vice presidential positions. Since August, 1979, he has served as Vice President, and since 1992, also serves as Consultant to the President.

              James R. Tolbert III served as President, Treasurer and Director of Anta Corporation from September, 1972, and Chairman of the Board of Directors from November, 1976, until its liquidation in April, 1985. From April, 1985, until November, 1989, he served as Trustee of the Anta Corporation Liquidating Trust. On July 16, 1986, Mr. Tolbert was elected Chairman, President, Chief Executive Officer and Treasurer of First Oklahoma Corporation, a holding company (120 E. Sheridan, Oklahoma City, Oklahoma 73104). He served as a Director of BEC until its sale in November 1, 1991.


                             EXECUTIVE COMPENSATION

              The following information is set forth with respect to all cash compensation paid by the Company for services rendered in all capacities to the Company during the three fiscal years ended June 30, 1995, to the Company's most highly compensated executive officers whose cash compensation exceeded $100,000 and the Chief Executive Officer of the Company regardless of compensation level.

                           SUMMARY COMPENSATION TABLE


                                                                     Long Term Compensation
                                                                --------------------------------
                                    Annual Compensation                 Awards           Payouts
                                ---------------------------     ---------------------    -------
                                                     Other
Name                                                 Annual     Restricted                          All Other
and                                                  Compen-      Stock                   LTIP       Compen-
Principal                      Salary     Bonus      sation      Award(s)   Options/     Payouts     sation
Position             Year       ($)        ($)        ($)          ($)      SAR's(#)      ($)          ($)
---------            ----      ------     -----      -------    ---------   --------     -------    ---------
Richard B. Hefner
   CEO               1995      $70,000    $-0-        $-0-        $-0-         -0-        $-0-       $2,100 *
Richard B. Hefner
   CEO               1994      $70,000    $-0-        $-0-        $-0-         -0-        $-0-       $2,100 *
Richard B. Hefner
   CEO               1993      $70,000    $-0-        $-0-        $-0-         -0-        $-0-       $2,100 *

* Amounts paid to the account of Mr. Richard Hefner as a participant in the Savings and Thrift Plan for Employees of Bonray Drilling Corporation (the "Savings Plan"). All officers and employees of the Company who meet certain eligibility requirements (such as attaining the age of 18 and one (1) year of service to the Company) are eligible to participate in the Savings Plan.

                           COMPENSATION OF DIRECTORS

              Messrs. Raymond Hefner and Richard Hefner do not receive additional compensation for serving as directors. All outside directors are paid $500 for each board and committee meeting attended.


                          TRANSACTIONS WITH MANAGEMENT

              For the fiscal year ended June 30, 1995, the Company made no purchases or had any other transactions with management.


                   APPROVAL OF INDEPENDENT PUBLIC ACCOUNTANTS

              Pursuant to the recommendation of the Audit Committee, the members and functions of which have been described earlier in this Proxy Statement, the Board of Directors of the Company has appointed Ernst & Young LLP as independent auditors of the Company. Ernst & Young LLP, certified public accountants, have been the independent auditors of the Company since April 1, 1980. Although not formally required, the appointment of the independent auditors of the Company has been directed by the Board of Directors to be submitted to the stockholders for approval, and their approval is requested. The Board of Directors considers such accountants to be well qualified.

              A representative of Ernst & Young LLP will be present at the meeting. Such representative will be given the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions.

--------------------------------------------------------------------------------

PROXY                     BONRAY DRILLING CORPORATION
                                      FOR
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 14, 1995

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

    The undersigned hereby appoints Raymond H. Hefner, Jr. and Debera T. Baker, or either of them Proxies for the undersigned, with full power of substitution in each, to represent and to vote, as designated below, all shares of common stock of Bonray Drilling Corporation which the undersigned is entitled to vote at the annual meeting of stockholders to be held on November 14, 1995, and at any adjournments thereof, as follows:

       1. ELECTION OF DIRECTORS, as set forth in the accompanying Proxy
          Statement

           / / FOR all nominees listed below                WITHHOLD AUTHORITY
             (except as marked to the contrary below)       to vote for all nominees listed below

  Raymond H. Hefner, Jr., William B. Cleary, Richard B. Hefner, Hobart A. Smith,
                           and James R. Tolbert III.

  (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

  ------------------------------------------------------------------------------

       2. PROPOSAL TO APPROVE the appointment of Ernst & Young as the independent auditors of the Company

        / / FOR                    / / AGAINST                    / / ABSTAIN

       3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF NOMINEES LISTED AND "FOR" PROPOSAL 2. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO VOTE THEREOF.

    The undersigned hereby acknowledges receipt of the Proxy Statement and hereby expressly revokes any and all proxies heretofore given or executed by him with respect to the shares represented by the Proxy.

                                             Please sign exactly as name(s)
                                             appear hereon. When shares are held
                                             by joint owners, both should sign.
                                             When signing in a representative
                                             capacity, please file full title
                                             and attach proof of authority
                                             unless already on file with the
                                             Company. If a corporation or
                                             partnership, please sign in full
                                             corporate or partnership name by
                                             President or partner or other
                                             authorized person.
                                             PLEASE SIGN, DATE AND RETURN THE
                                             PROXY CARD PROMPTLY USING THE
                                             ENCLOSED ENVELOPE.

                                             DATE                         , 1995
                                                 -------------------------

                                             -----------------------------------
                                                          Signature

                                             -----------------------------------
                                                  Signature if held jointly


--------------------------------------------------------------------------------